EATON VANCE GREATER CHINA GROWTH FUND

                            Supplement to Prospectus
                              dated January 1, 2002


1. The following replaces the last sentence of the first paragraph under "Fund Summary":

     Under normal circumstances, the Portfolio primarily invests in companies located in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines.

2. The following replaces the second sentence of the second paragraph under "Fund Summary":

     The Fund may invest 25% or more of its total assets of securities located in any one country in the China region.

3. The following replaces the second paragraph under "Investment Objective & Principal Policies and Risks":

     The Portfolio invests in a carefully selected and continuously managed portfolio consisting primarily of common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of China. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies located in the China region. A company will be considered to be located in the China region if it is domiciled in the China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the China region. While the investment adviser expects that most of the securities held by the Portfolio will be traded in securities markets within the China region, some could be traded outside the region. The Portfolio may invest up to 20% of its net assets outside the China region. As an alternative to investing directly in securities of companies located in the China region, the Portfolio may invest in depositary receipts and similar investments.



Dated:  July 1, 2002                                                       CGPS3